EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Brookdale Senior Living Inc. (the "Company") for the period ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), T. Andrew Smith, as Chief Executive Officer of the Company, and Mark W. Ohlendorf, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ T. Andrew Smith
Name:	T. Andrew Smith
Title:	Chief Executive Officer
Date:	May 12, 2014

/s/ Mark W. Ohlendorf
Name:	Mark W. Ohlendorf
Title:	Chief Financial Officer
Date:	May 12, 2014